                                                                    EXHIBIT 99.3

                            NIPSCO INDUSTRIES, INC.

                 SCHEDULE II-VALUATION AND QUALIFYING ACCOUNTS

                     TWELVE MONTHS ENDED DECEMBER 31, 1998

          Col. A           Col. B         Col. C            Col. D     Col. E
          ------           ------  --------------------- ------------ --------
                                         Additions        Deductions
                                   --------------------- for Purposes
                           Balance Charged to Charged to  for which   Balance
                           Jan. 1, Costs and    Other      Reserves   Dec. 31,
       Description          1998    Expenses   Accounts  were Created   1998
       -----------         ------- ---------- ---------- ------------ --------
                                         (Dollars in Thousands)
Reserves Deducted in
 Consolidated Balance
 Sheet from Assets to
 Which They Apply:
  Reserve for accounts
   receivable............. $ 5,887  $14,635     $ --       $11,538    $ 8,984
  Reserve for investments,
   at equity.............. $ 1,762  $   --      $ --       $   729    $ 1,033
Reserves Classified Under
 Reserve Section of
 Consolidated Balance
 Sheet:
  Injuries and damages
   reserve................ $ 6,499  $ 5,681     $ --       $ 4,743    $ 7,437
  Environmental reserves.. $19,366  $ 5,103     $ --       $ 5,359    $19,110
  Other................... $ 3,928  $ 3,243     $ --       $    43    $ 7,128

                                                                    EXHIBIT 99.3

                            NIPSCO INDUSTRIES, INC.

                 SCHEDULE II-VALUATION AND QUALIFYING ACCOUNTS

                     TWELVE MONTHS ENDED DECEMBER 31, 1997

         Col. A          Col. B            Col. C              Col. D     Col. E
         ------          ------  -------------------------- ------------ --------
                                         Additions           Deductions
                                 -------------------------- for Purposes
                         Balance      Charged to Charged to  for which   Balance
                         Jan. 1,      Costs and    Other      Reserves   Dec. 31,
      Description         1997   IWCR  Expenses   Accounts  were Created   1997
      -----------        ------- ---- ---------- ---------- ------------ --------
                                     (Dollars in Thousands)
Reserves Deducted in
 Consolidated Balance
 Sheet from Assets to
 Which They Apply:
  Reserve for accounts
   receivable........... $ 5,569 $ 25   $6,573      $--        $6,280    $ 5,887
  Reserve for
   investments, at
   equity............... $ 1,953 $--    $  --       $--        $  191    $ 1,762
  Reserve for
   investments, at cost. $   --  $--
Reserves Classified
 Under Reserve Section
 of Consolidated Balance
 Sheet:
  Injuries and damages
   reserve.............. $ 4,376 $757   $6,603      $--        $5,237    $ 6,499
  Environmental
   reserves............. $16,789 $--    $9,489      $--        $6,912    $19,366
  Other................. $ 4,471 $--    $   30      $--        $  573    $ 3,928

                                                                    EXHIBIT 99.3

                            NIPSCO INDUSTRIES, INC.

                 SCHEDULE II-VALUATION AND QUALIFYING ACCOUNTS

                     TWELVE MONTHS ENDED DECEMBER 31, 1996

         Col. A          Col. B         Col. C            Col. D     Col. E
         ------          ------  --------------------- ------------ --------
                                       Additions        Deductions
                                 --------------------- for Purposes
                         Balance Charged to Charged to  for which   Balance
                         Jan. 1, Costs and    Other      Reserves   Dec. 31,
      Description         1996    Expenses   Accounts  were Created   1996
      -----------        ------- ---------- ---------- ------------ --------
                                       (Dollars in Thousands)
Reserves Deducted in
 Consolidated Balance
 Sheet from Assets to
 Which They Apply:
  Reserve for accounts
   receivable........... $7,264   $ 6,912      $--        $8,607    $ 5,569
  Reserve for
   investments, at
   equity............... $  850   $ 1,103      $--        $  --     $ 1,953
Reserves Classified
 Under Reserve Section
 of Consolidated Balance
 Sheet:
  Injuries and damages
   reserve.............. $1,837   $ 4,875      $--        $2,336    $ 4,376
  Environmental
   reserves............. $5,006   $15,862      $--        $4,079    $16,789
  Other................. $4,091   $   380      $--        $  --     $ 4,471